EVENTS AFTER THE BALANCE SHEET DATE	3 Months Ended
Jun. 30, 2022
Events After Balance Sheet Date
EVENTS AFTER THE BALANCE SHEET DATE

NOTE 21. EVENTS AFTER THE BALANCE SHEET DATE

(a)	Tarus Therapeutics, Inc. Merger Agreement

On July 1, 2022, the Company, its wholly-owned subsidiary, Tarus Acquisition Inc., and Tarus Therapeutics, Inc., a Delaware Corporation advancing adenosine receptor agonists for the treatment of solid tumors, entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Under the structure of the Merger Agreement, Tarus Therapeutics, Inc. was ultimately merged into a wholly-owned subsidiary of the Company with the surviving entity renamed Tarus Therapeutics, LLC. The Tarus merger entitles the Company to the rights, know-how and/or ownership related to the assets developed by Tarus (the “Adenosine Compounds”), including:

1.	All rights and obligations related to the License Agreement between Tarus and Impetis, dated October 29, 2019, and the Call Option under the License Agreement, which was exercised on November 5, 2020.

2.	All intellectual property and related documents owned or controlled by Tarus, including issued or pending patents, patent applications and trade secrets. Additionally, any draft submissions and/or correspondence with patent authorities.

3.	All documents and supplies related to Adenosine Compounds including inventory, reagents, data, assays, reports, vendor agreements and other information related to the preclinical development.

4.	All clinical supplies, manufacturing know-how, batch records, regulatory documents pertaining to the Adenosine Compounds, certain reservations for manufacturing campaigns and any related agreements.

5.	All regulatory documents and correspondence pertaining to the Adenosine Compounds.

6.	All CRO agreements and protocol related documents for Adenosine Compounds.

7.	All current documents related to market research, forecasting, budgets and competitive intelligence.

8.	Rights to the use of Tarus Therapeutics name for regulatory purposes.

As consideration for Tarus, the Company issued to Tarus shareholders an aggregate of 2,425,999 ordinary shares of Portage, calculated on the basis of $18M divided by the 60-day Volume Weighted Average Price per share. The shares are unregistered and subject to lock-ups for terms ranging from six to twelve months. Additionally, milestone payments of up to $32 million in cash or Portage ordinary shares would be triggered upon achievement of future development and sales milestones. As a result of the transaction:

•	The Company also assumed $2M short-term debt held by Tarus and deferred license milestones obligations ($1M plus interest). The short-term debt was repaid by the Company in July 2022.

•	Upon enrolling the first patient in a Phase 2 clinical trial, Portage will pay an additional one-time milestone payment of $15M. Payment will be in the form of cash or PRTG stock (at the discretion of Portage). The remaining $17 million milestone is based on targeted commercial sales.

(b)	Purchase Agreement

On July 6, 2022 (the “Signing Date”), the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln”), pursuant to which the Company may require Lincoln to purchase ordinary shares having an aggregate value of up to $30 million over a period of 36 months. Pursuant to the Purchase Agreement, Lincoln will be obligated to purchase ordinary shares in three different scenarios.

Upon execution of the Purchase Agreement, The Company issued to Lincoln 94,508 ordinary shares, representing a 3% commitment fee valued at $0.9 million The Company has the right to terminate the Purchase Agreement for any reason, effective upon one (1) business day prior written notice to Lincoln. Lincoln has no right to terminate the Purchase Agreement.

The Purchase Agreement does not impose any financial or business covenants on the Company and there are no limitations on the use of proceeds received by the Company from Lincoln. The Company may raise capital from other sources in its sole discretion; provided, however, that the Company shall not enter into any similar agreement for the issuance of variable priced equity-like securities until the three (3) year anniversary of the Signing Date, excluding, however, an at-the-market transaction with a registered broker-dealer.

In connection with the Purchase Agreement, the Company and Lincoln entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated July 6, 2022. Pursuant to the Registration Rights Agreement, the Company agreed, that it will file with the SEC the prospectus supplement to the Company’s shelf registration statement pursuant to Rule 424(b) for the purpose of registering for resale the ordinary shares to be issued to Lincoln under the Purchase Agreement. The prospectus supplement was filed August 18, 2022. All reasonable expenses of the Company incurred through the registration of the ordinary shares under the Purchase Agreement shall be paid by the Company.

(c)	Share Exchange Agreement - iOx

On July 18, 2022, the Company entered into a Share Exchange Agreement with each of the minority shareholders of iOx (Sellers) resulting in the acquisition of the outstanding non-controlling ownership interest (approximately 22%) of iOx, which is developing the invariant natural killer T cell (iNKT agonist) platform. The Company now owns the worldwide rights to its small molecule iNKT agonists, including lead programs PORT-2 and PORT-3. Under the terms of the Share Exchange Agreement, each Seller shall sell to Company, and Company shall acquire from each Seller, legal and beneficial ownership of the number of iOx Shares held by each Seller, free and clear of any Share Encumbrances, in exchange for the issuance in an aggregate of 1,070,000 Portage Shares to be allocated among the Sellers based upon their relative ownership. Upon the completion of the Share Exchange, Portage owns 100% of the issued and outstanding shares of iOx.

As additional consideration for the sale of the iOx Exchange Shares to the Company, the Sellers shall have the contingent right to receive additional shares (“Earnout Shares”) from the Company having an aggregate value equal to $25M calculated at the Per Share Earnout Price, as defined, upon the achievement of certain milestones defined as the dosing of the first patient in a Phase 3 clinical trial for either PORT-2 (IMM60 iNKT cell activator/agonist) or PORT-3 (PLGA-nanoparticle formulation of IMM60 combined with a NY-ESO-1 peptide vaccine). The Company shall have the option, in its sole and absolute discretion, to pay the Sellers up to USD $25M in cash.

(d)	Stimunity Convertible Note

On July 13, 2022, the Company entered into a commitment with Stimunity to provide €600,000 under a Convertible Note with a maturity date of September 1, 2023 (the “Maturity Date”). The Convertible Note provides for interest at 7% per annum. The Convertible Note is automatically converted upon Stimunity commencing a Series A subscription round for €20 million. If such Subscription round is completed prior to the Maturity Date, the Company will be entitled to convert the Convertible Note at the subscription share price less 15%. Additionally, if subscribers create a new category of shares with additional rights of less than €5 million (the “Minimum Raise”), the Company will have the right to convert the Convertible Note and historical shares owned into the new category of shares. In the event that Stimunity does not close a subscription prior to the Maturity Date or raises less than the Minimum Raise, the Company will have the right to convert at €363.00 per share or the raise price less 15%, whichever is lower. The Convertible Note is expected to be funded by the end of September 2022.

It is anticipated that such Convertible Note will be funded by existing cash and cash provided under the Purchase Agreement described above.